UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 29, 2020
McKESSON CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-13252	94-3207296
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6555 State Hwy 161
Irving, TX 75039
(Address of Principal Executive Offices, and Zip Code)
(972) 446-4800
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	MCK	New York Stock Exchange
0.625% Notes due 2021	MCK21A	New York Stock Exchange
1.500% Notes due 2025	MCK25	New York Stock Exchange
1.625% Notes due 2026	MCK26	New York Stock Exchange
3.125% Notes due 2029	MCK29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07  Submission of Matters to a Vote of Security Holders
On July 29, 2020, the following items were voted on at the 2020 Annual Shareholders Meeting (“Annual Meeting”) of McKesson Corporation (“Company”). The shareholder votes on each item, as certified by the Inspector of Election, are shown below.
Item 1. The Board of Directors’ nominees for eleven directors, as listed in Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on June 18, 2020 (“Proxy Statement”), were all elected to serve as directors. The votes were as follows:1

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Dominic J. Caruso	128,807,180	1,130,034	343,226	13,855,319
N. Anthony Coles, M.D.	127,959,881	1,980,750	339,809	13,855,319
M. Christine Jacobs	123,855,393	6,144,391	280,656	13,855,319
Donald R. Knauss	129,431,383	496,089	352,968	13,855,319
Marie L. Knowles	125,204,532	4,869,679	206,229	13,855,319
Bradley E. Lerman	127,821,304	2,098,886	360,250	13,855,319
Maria Martinez	129,654,626	409,607	216,207	13,855,319
Edward A. Mueller	125,702,778	4,303,560	274,102	13,855,319
Susan R. Salka	113,881,608	16,194,507	204,325	13,855,319
Brian S. Tyler	128,945,466	1,048,129	286,845	13,855,319
Kenneth E. Washington	129,498,057	449,163	333,220	13,855,319
Item 2. The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2021 was ratified, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
136,706,361	7,110,634	318,764	—
Item 3. The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
115,955,331	13,856,784	468,325	13,855,319
Item 4. The shareholder-submitted proposal on action by written consent of shareholders was not approved, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
52,521,984	76,687,005	1,071,451	13,855,319
Item 5. The shareholder-submitted proposal on disclosure of lobbying activities and expenditures was approved, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
67,365,596	62,039,707	875,137	13,855,319
Item 6. The shareholder-submitted proposal on a report on the Business Roundtable Statement of the Purpose of a Corporation was not approved, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,541,729	118,167,187	1,571,524	13,855,319
Each of the items considered at the Annual Meeting is described in further detail in the Proxy Statement. No additional item was submitted at the Annual Meeting for stockholder action.

1
Under the Company’s majority voting standard, the election of a nominee required that the nominee receive a majority of the votes cast (that is, the number of votes cast “for” each nominee had to exceed the number of votes cast “against” such nominee). Therefore, abstentions and broker non-votes were required to be disregarded and had no effect on the vote results.

2
Approval of each proposal with this footnote designation required the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote on the proposal at the Annual Meeting. Therefore, abstentions, which represented shares present and entitled to vote, had the same effect as a vote against the proposal. Broker non-votes, if any, were required to be disregarded and had no effect on the vote results.

Item 9.01  Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 31, 2020

McKesson Corporation

By:	/s/ Lori A. Schechter
Lori A. Schechter
Executive Vice President, Chief Legal Officer
and General Counsel